EXHIBIT - 23

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-60151 of John H. Harland
Company on Form S-8 of our report dated January 29, 1999, appearing in this Annual Report on Form 10-K of John H.
Harland Company for the year ended December 31, 1998.


Deloitte & Touche LLP

Atlanta, Georgia
March 31, 1999